UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2017
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification Number)
200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On Monday, January 9, 2017, at 9:00 a.m. Pacific time, the Company’s management gave a presentation followed by a question and answer session at the 35th Annual J.P. Morgan Healthcare Conference in San Francisco, California. During the presentation, the Company presented and webcast certain slides, and addressed such issues as revenue and membership growth and opportunities for further expansion.

A copy of the Company’s complete slide presentation is included as Exhibit 99.1 to this report. An audio and slide replay of the Company’s presentation will also be available for 30 days from the date of the presentation on the Company’s website.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
99.1	Slide presentation in connection with the Company’s presentation at the 35th Annual J.P. Morgan Healthcare Conference on January 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	January 9, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentation in connection with the Company’s presentation at the 35th Annual J.P. Morgan Healthcare Conference on January 9, 2017.